UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2024

MGO Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41592	83-1833607
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 SE 17th Street, Suite 121/#460236 Fort Lauderdale, Florida	33346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 913-3316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MGOL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Exhibit 99.1 to this Current Report on Form 8-K contains additional information relating to the Business Combination, Holdings and HMI, including risk factors relating to the Business Combination, Holdings and HMI, HMI’s management’s discussion and analysis of financial condition and results of operations, a description of HMI’s business, and the consolidated financial statements of HMI. Stockholders of the Company and other interested parties are encouraged to carefully read this report, including the information attached hereto and all of the exhibits hereto, because they contain important information about the Business Combination, Holdings and HMI. Capitalized but undefined terms used above are as defined below in Item 1.01.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On June 18, MGO Global, Inc., a Delaware corporation (the “Company” or “MGO”) entered into a definitive Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”) with Heidmar, Inc., (“HMI”), a company organized under the laws of the Republic of the Marshall Islands, Heidmar Maritime Holdings Corp., a company organized under the laws of the Republic of the Marshall Islands (“Holdings”), and HMR Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (“Merger Sub”), and Rhea Marine Ltd. and Maistros Shipinvest Corp (the “HMI Shareholders”). The Company, Merger Sub, Holdings, HMI and HMI Shareholders are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

Business Combination

Pursuant to the Business Combination Agreement, the Parties will effect a business combination involving the following transactions (collectively, the “Business Combination”):

(a)	Merger Sub will merge (the “Merger”) with and into the MGO, with MGO continuing as the surviving entity and a wholly owned subsidiary of Holdings;
(b)	all of the issued and outstanding shares of common stock of MGO (the “MGO Common Stock”) prior to the effective time of the Merger will be converted into the right to receive common shares of Holdings (the “Holdings Common Shares”) on a one-for-one basis;
(c)	immediately after the effective time of the Merger, the HMI Shareholders will transfer all the outstanding shares of common stock of HMI (the “HMI Shares”) to Holdings (the “HMI Share Acquisition”), with HMI becoming a wholly owned subsidiary of Holdings; and
(d)	Holdings shall issue to the HMI Shareholders (i) at the closing of the Business Combination (the “Closing”), a number of Holdings Common Shares equal to (x) the number of the Company’s outstanding shares of common stock on a fully diluted and as-converted basis immediately prior to the effective time of the Merger, times (y) 16.6667, divided by (z) the number of outstanding HMI Shares immediately prior to the HMI Share Acquisition and (ii) after the Closing and upon the satisfaction of certain earnout conditions set forth in the Business Combination Agreement, additional Holdings Common Shares equal to 10% of the shares issued to the Heidmar Shareholders on the Closing.

MGO expects that the holders of MGO Common Stock and the Heidmar Shareholders will hold 5.66% and 94.34% (inclusive of shares to be distributed to advisors), respectively, of the Holdings Common Shares after the Closing.

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Representations and Warranties; Covenants

Pursuant to the Business Combination Agreement, the Parties (other than Merger Sub) made customary representations and warranties for transactions of this type. All of the representations and warranties of the Company, Holdings and HMI will survive Closing for a period of two years after Closing. The covenants and agreements of the Company, Holdings and HMI that by their terms are to be performed prior to the Closing or otherwise relate solely to the period prior to the Closing shall, in each case, terminate at the Closing. The covenants and agreements of the Company, Holdings and HMI that by their terms are to be performed at or after the Closing shall, in each case, survive until fully performed. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants that are customary for transactions of this type, including obligations of the parties during the period (the “Interim Period”) between the date of the execution of the Business Combination Agreement and the Closing to use commercially reasonable efforts to operate their respective businesses in the ordinary course, and to refrain from taking certain specified actions without the prior written consent of the other party, in each case, subject to certain exceptions and qualifications.

Closing Conditions

Pursuant to the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the representations and warranties of the Company, HMI and the HMI Shareholders being true and correct subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the Parties of their respective pre-closing covenants and agreements, subject to the standards contained in the Business Combination Agreement; (iii) the approval by the Company’s stockholders of the Business Combination; (iv) the absence of any Material Adverse Effect (as defined in the Business Combination Agreement) with respect to HMI since the effective date of the Business Combination Agreement that is continuing and uncured; (v) the expiration or termination, as applicable, of any waiting period (and any extension thereof) applicable to the consummation of the Business Combination Agreement under any antitrust laws; (vi) no governmental authority of competent jurisdiction shall have enacted any law or order in effect at the time of Closing which has the effect of making the Business Combination or other ancillary transactions illegal or otherwise prohibiting consummation of the Business Combination or ancillary transactions (a “Legal Restraint”); (vii) the Registration Statement (as defined below) being declared effective by the U.S. Securities and Exchange Commission (the “SEC”); (viii) the articles of incorporation and bylaws of Holdings have been amended and restated as set forth in an exhibit to the Business Combination Agreement; (ix) the entry into certain ancillary agreements as of the Closing; (x) the approval of the listing of the Holdings Common Shares on Nasdaq (or such other national securities exchange), and (xi) the receipt of certain closing deliverables.

The Company’s Conduct of Business During the Interim Period

During the Interim Period, the conduct of the Company’s business will be subject to the restrictions contained in the Business Combination Agreement, which include restrictions on: (i) amending, waiving or otherwise changing its certificate of incorporation or bylaws of other than with respect to administrative or de minimis changes; (ii) issuing, granting selling, pledging or disposing its equity securities; (iii) except as necessary to maintain the Company’s listing on Nasdaq, taking corporate actions such as stock splits, combinations, recapitalizations, subdivisions or pay any dividends or make any other distributions on its equity or redeem, purchase or otherwise acquire any of its securities; (iv) incurring or guaranteeing any indebtedness not made in the ordinary course of business; (v) terminating, waiving or assigning any material right under any material agreement to which the Company is a party or entering into any material contract; (vi) establishing a new subsidiary or new line of business; (vii) failing to keep in force insurance policies or coverage; (viii) waiving, releasing, assigning, settling or compromising litigation in excess of $25,000; (ix) mergers and acquisitions activity; (x) adopting a plan of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization; (xi) entering into any agreement, understanding or arrangement with respect to the voting or transfer of its equity securities (other than the voting agreements that are contemplated by the Business Combination Agreement); (xii) taking certain actions described in the Business Combination Agreement related to taxes; (xiii) hiring employees and adopting benefit plans; entering into, amending waiving or terminating (other than terminations in accordance with their terms) any transaction with any related party to the Company (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business; and (xiv) authorizing or agreeing to taking any of the foregoing actions.

Notwithstanding the foregoing restrictions on the Company’s activities, pursuant to the Business Combination Agreement, during the Interim Period and prior to the Closing, the Company will be permitted to to raise up to $6,000,000 in capital through the offer and sale of shares of MGO Common Stock to pay all of the costs associated with the transactions contemplated by the Business Combination Agreement, provide its operating subsidiary with working capital and make up to $1,500,000 in severance payments to directors and officers of the Company. The amount of capital raised by the Company will have no impact on the aggregate ownership percentage of Holdings by the holders of MGO Common Stock or the Heidmar Shareholders immediately following the Business Combination.

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Indemnification by the Company and the MGO Principals

Subject to certain limitations contained in the Business Combination Agreement, the Company will indemnify Holdings, HMI, the HMI Shareholders and each of their affiliates (i) during the Interim Period for up to $4,000,000 for any claims made during the Interim Period arising out of the Company’s capital raises made during the Interim Period and for up to $300,000 for certain threatened litigation claims made during the Interim Period and (ii) after the Closing for damages incurred by the HMI Shareholders as a result of breaches by the Company of representations warranties and covenants under the Business Combination Agreement. The sole source of the payment of post-Closing indemnity claims will be an additional 20,408,163 Holdings Common Shares that are held in reserve for making indemnity payments by issuing such shares to HMI Shareholders as set forth in the Business Combination Agreement. To the extent these shares are not issued to cover post-Closing indemnity claims within the second anniversary of the Closing, these shares will be cancelled.

Indemnification by Holdings

Subject to certain limitations contained in the Business Combination Agreement, after the Closing and until the second anniversary thereof, Holdings will indemnify the MGO Principals (as defined below) for damages incurred by the Company as a result of breaches by the Holdings or HMI of representations warranties and any breaches by Holdings, HMI or Merger Sub of any covenants or agreements under the Business Combination Agreement up to the VWAP determined value of 50% of the Holdings Shares they receive at the Closing as set forth in the Business Combination Agreement.

Post-Closing Board of Directors and Officers of Holdings

The board of directors and officers of Holdings after the Closing shall be comprised of individuals determined by HMI prior to the Closing. None of the current officers or directors of the Company will be officers or directors of MGO after the Closing.

Termination

The Business Combination Agreement may be terminated time prior to the Closing, including, among others, (i) by the mutual written consent of the Company and HMI, (ii) by written notice by the Company or HMI if any of the conditions to the Closing have not been satisfied or waived by December 31, 2024; (iii) by written notice by either the Company or HMI to the other if a Legal Restraint has become final and non-appealable; (iv) by written notice by HMI to the Company if there has been certain specified breaches by the Company of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement, or if any representation or warranty of the Company shall have become untrue or inaccurate; (v) by written notice by HMI to the Company if during the Interim Period (a) Company receives a notice of delisting from Nasdaq and Company is not reasonably able to cure the deficiency that is the subject of the notice of delisting within three months of the date of the notice of delisting, or (b) the Company files a Form 25, or is formally delisted from Nasdaq and the Company shares cease trading on Nasdaq; (vi) by written notice by the Company to HMI if (a) there has been certain specified breaches by HMI, the HMI Shareholders or Holdings of any of their respective representations, warranties, covenants or agreements contained in the Business Combination Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate; or (viii) by written notice by either the Company or HMI to the other if a special stockholder meeting is held for the purpose of approving the Business Combination Agreement and such approval is not obtained at such meeting.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Business Combination Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual statements of fact about the parties. Any terms not defined herein shall have the same meaning attributed to them in the Business Combination Agreement.

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Fairness Opinion

The Company has obtained an independent fairness opinion from Newbridge Securities Corporation dated June 18, 2024, which states that in the opinion of Newbridge Securities Corporation, based on Holdings having a value of $300 million, the number of Holdings Common Shares issued to the Company’s stockholders in exchange for their shares of MGO Common Stock is fair, from a financial point of view, to the Company’s stockholders.

Voting and Support Agreement

In connection with entry into the Business Combination Agreement, the Company and Holdings will enter into voting and support agreements with certain shareholders of MGO (the “MGO Principals”) currently representing in aggregate approximately 61.28% of the issued and outstanding shares of the Company. Pursuant to the Voting and Support Agreements, each MGO Principals will agree, among other things, to vote its shares in favor of approval of the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby.

The foregoing description is only a summary of the voting and support agreements and is qualified in its entirety by reference to the full text of the form of voting and support agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Lock-Up/Leak-Out Agreement

All Company directors, officers and affiliates and the HMI Shareholders shall, prior to the Closing. enter into lock-up/leak-out agreements with Holdings, pursuant to which they will agree not to sell or otherwise transfer their Holdings Common Shares for four months after the Closing and to limit the aggregate of their the aggregate of transfers of shares on any trading day in the subsequent two months to 10% of the trading volume of Holdings Common Shares on the prior trading day as reported by Bloomberg; provided, that beginning on the day the closing price of Holdings Common Shares is at least $2.29 per share for 10 out of 30 trading days following the Closing, each such person shall be permitted to sell or otherwise transfer 25% of the Holdings Common Shares such person holds.

The foregoing description is only a summary of the lock-up/leak out agreements and is qualified in its entirety by reference to the full text of the form of lock-up/leak out agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Prospectus and Proxy Statement

As promptly as practicable after the effective date of the Business Combination Agreement, Holdings will file with the SEC a Registration Statement on Form F-4 registering the Holdings Common Shares (the “Registration Statement”) and containing a prospectus and proxy statement (as amended or supplemented, the “Prospectus and Proxy Statement”) to be delivered to the Company’s stockholders in connection with a special meeting of the Company’s stockholders to consider approval and adoption of (i) the Business Combination Agreement and the Business Combination; and (ii) such other matters as the parties mutually determine to be necessary or appropriate in order to effect the Business Combination (the approvals described in foregoing clauses (i) through (iii), collectively, the “Stockholder Approval Matters”); and (iv) the adjournment of the special meeting of the Company’s stockholders, if necessary, to permit further solicitation and vote of proxies in the reasonable determination of the Company.

Additional Information and Where to Find It

As discussed above, Holdings intends to file the Prospectus and Proxy Statement with the SEC, which Prospectus and Proxy Statement will be delivered to the Company’s stockholders once definitive. This document does not contain all the information that should be considered concerning the Business Combination and the other Stockholder Approval Matters and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the other Stockholder Approval Matters. THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROSPECTUS AND PROXY STATEMENT AND THE AMENDMENTS THERETO AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION AND OTHER STOCKHOLDER APPROVAL MATTERS, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOLDINGS, HMI, THE MERGER SUB, THE BUSINESS COMBINATION AND THE OTHER STOCKHOLDER APPROVAL MATTERS. When available, the Prospectus and Proxy Statement and other relevant materials for the Business Combination and other Stockholder Approval Matters will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and the other Stockholder Approval Matters. Stockholders will also be able to obtain copies of the Prospectus and Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

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No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Business Combination May Not Occur

The consummation of the Business Combination is subject to numerous closing conditions described above and could be delayed or may never occur. Accordingly, any shares of common stock of the Company offered and purchased (including newly issued shares of MGO Common Stock sold under MGO’s at-the-market program or through other capital raising activities) following the announcement of the Business Combination but prior to the Closing is an investment in the Company. The Business Combination is subject to the approval of the Company’s stockholders, and while stockholders holding a majority of the issued and outstanding shares of common stock of the Company have agreed to vote to approve the Business Combination, it is possible that events could occur that would prevent this approval from being obtained. The closing conditions set forth in the Business Combination Agreement, which must be satisfied or waived before the closing of the Business Combination can occur are summarized in this Form 8-K under the heading “Business Combination Agreement—Closing Conditions.”. The Company and Heidmar may not satisfy all of these closing conditions and if these closing conditions are not satisfied or waived, the Business Combination will not occur, or will be delayed pending later satisfaction or waiver, which could have a material adverse effect on the Company’s business, results of operations, cash flows and financial position.

Further, the aggregate percentages of Holdings Common Shares to be issued to the holders of MGO Common Stock on one hand and the HMI Shareholders on the other immediately after the consummation of the Business Combination is fixed pursuant to the Business Combination Agreement. Accordingly, the issuance of new shares of MGO Common Stock following announcement of the Business Combination Agreement, including through the Company’s at-the-market sales program or other capital raises, will not increase the aggregate ownership percentage of Holdings Common Shares to be issued to holders of MGO Common Stock following consummation of the Business Combination, but will dilute the Holdings ownership percentage that each individual holder of MGO Common Stock would receive.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Target’s industry and market sizes, future opportunities for the Company, the Company’s estimated future results and the transactions contemplated by the Business Combination Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Business Combination Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

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In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Business Combination Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Business Combination Agreement may not be completed by the Company’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Business Combination Agreement, including the adoption of the Business Combination Agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the outcome of any legal proceedings that may be instituted against the Company related to the Business Combination Agreement or the transactions contemplated thereby; (vi) the ability to maintain the listing of the Holdings’ securities on the Nasdaq; (vii) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Business Combination Agreement, and identify and realize additional opportunities; (viii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Holdings operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact Holdings’ operations. For more risk factors on the Business Combination, Holdings and HMI see Exhibit 99.1 to this Current Report on Form 8-K.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on the fact that the Business Combination will be completed or upon forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and HMI or the date of such information in the case of information from persons other than the Company or HMI, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding HMI’s and Holdings’ industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.3 hereto is a press release issued by the Company announcing the execution of the Business Combination Agreement.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement dated June 18, 2024

10.1	Form of Voting and Support Agreement dated June 18, 2024

10.2	Form of Lock-up/Leak out Agreement

99.1	Information About the Business Combination and HMI

99.2	Presentation

99.3	Press Release

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024	MGO Global Inc.

	By:	/s/ Maximiliano Ojeda
	Name:	Maximiliano Ojeda
	Title:	Chief Executive Officer

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